UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023 (June 14, 2023)

APPLIED MOLECULAR TRANSPORT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39306	81-4481426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address not Applicable(1)

(Address of principal executive offices, including zip code)

(650) 392-0420

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMTI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1   We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, or the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at the following address: Applied Molecular Transport Inc., c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801, or to the email address: corporate.secretary@appliedmt.com.

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Applied Molecular Transport Inc. (the “Company”) held its Annual Meeting of stockholders (the “Annual Meeting”) on June 14, 2023. The matters voted upon at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: Election of two Class III Directors

Name of Director	For	Withheld	Broker Non-Votes
Tahir Mahmood	15,920,698	4,320,981	14,909,906
Holly Schachner	18,025,958	2,215,721	14,909,906

Each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until their successor is duly elected and qualified, subject to earlier resignation or removal.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
34,587,709	5,682	558,194

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
12,893,034	7,294,045	54,600	14,909,906

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting.

Proposal 4: Stockholder Proposal to Elect Each Director Annually

For	Against	Abstain	Broker Non-Votes
7,540,679	12,691,985	9,015	14,909,906

The stockholders rejected the stockholder proposal to elect each director annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MOLECULAR TRANSPORT INC.

Date: June 15, 2023	By:	/s/ Earl Douglas
Earl Douglas
Executive Vice President and General Counsel and Secretary